SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2002

MICROSTRATEGY INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24435	51-0323571
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

1861 International Drive McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

On October 24, 2002, MicroStrategy Incorporated (the “Company”) issued a press release announcing the Company’s financial results for the quarter ended September 30, 2002 and providing additional outlook and financial guidance information. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Exhibit	Description

99.1	Press Release regarding the Company’s third quarter financial results, dated as of October 24, 2002

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2002	MICROSTRATEGY INCORPORATED (Registrant)

	By:	/s/ ERIC F. BROWN
	Name: Title:	Eric F. Brown President and Chief Financial Officer

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